UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2007

AFFYMAX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33213	77-0579396
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

4001 Miranda Avenue
Palo Alto, California 94304
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 812 -8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

                Effective as of January 1, 2008, Affymax, Inc.(the “Company”) entered into an amendment (the “Amendment”) of its two agreements with Takeda Pharmaceutical Company Limited (“Takeda”) governing the worldwide collaboration to develop and commercialize Hematide™ (collectively, the “Arrangement”).  The Amendment modifies the Company’s ongoing commitments with respect to its participation on the joint steering committee so that the contractual term of those obligations is no longer indefinite.  The Company expects that any changes to its accounting for revenues arising from the Arrangement shall be prospective from the effective date of the Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMAX, INC .

Dated: December 21, 2007	By:	/s/ Paul B. Cleveland
Paul B. Cleveland
Executive Vice President,
Corporate Development
and Chief Financial
Officer